                                                                    EXHIBIT 23.3



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 30, 2001 relating to the financial statements and financial statement schedule of Virage Logic Corporation, which appear in Virage Logic Corporation's Annual Report on Form 10-K for the year ended September 30, 2001


/s/ PricewaterhouseCoopers LLP

San Jose, California
December 17, 2001



                                       8